May 1, 2017

VIA EDGAR
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    Symetra Life Insurance Company ("Registrant")
Symetra Resource Variable Account B ("Depositor") (File No. 811-04716)

Dear Commissioners:

On behalf of Symetra Life Insurance Company and Symetra Resource Variable Account B, we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940, that the annual reports for the underlying funds have been transmitted to contract owners accordingly.

We incorporate by reference the following annual report for the underlying fund:

Fund Company	1940 Act Registration No.
AMCAP Funds	811-01435

If you have any questions regarding this filing, please contact me at (425) 256-5026.

Sincerely,

Jacqueline M. Veneziani
Senior Vice President and Deputy General Counsel